Exhibit 99.2


INTEGRATED MICROMETALLURGICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
BALANCE SHEETS
-----------------------------------------------------------------------------


Balance Sheets


                                                    March 31,   December 31,
                                                      2006          2005
                                                   (unaudited)   (restated)
                                                   -----------  -----------
ASSETS

  CURRENT ASSETS
     Cash                                          $       96   $    8,443
     Prepaid expenses                                       -            -
     Payroll advances                                   7,000        7,000
                                                   -----------  -----------
       Total Current Assets                             7,096       15,443
                                                   -----------  -----------

  PROPERTY AND EQUIPMENT, NET OF DEPRECIATION          24,862       26,803
                                                   -----------  -----------

  OTHER ASSETS, NET                                   120,694      122,986
                                                   -----------  -----------

  TOTAL ASSETS                                     $  152,652   $  165,232
                                                   ===========  ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES
     Accounts payable                              $    4,126   $    9,344
     Accrued liabilities                                2,052          818
     Deposit on shares                                      -       10,000
     Loan payable, related party                            -        5,000
                                                   -----------  -----------
       Total Current Liabilities                        6,178       25,162
                                                   -----------  -----------

  LONG-TERM LIABILITIES
     Note payable - related party, net                 21,749       21,109
                                                   -----------  -----------
       Total Long-Term Liabilities                     21,749       21,109
                                                   -----------  -----------

  COMMITMENTS AND CONTINGENCIES                             -            -
                                                   -----------  -----------

  STOCKHOLDERS' EQUITY
     Common stock, $0.001 par value;
       200,000,000 shares authorized,
       10,965,000 and 10,607,500 shares issued and
       Outstanding, respectively                       10,965       10,608
     Additional paid-in capital                       699,812      628,669
     Accumulated deficit                             (586,052)    (520,316)
                                                   -----------  -----------
       Total Stockholders' Equity                     124,725      118,961
                                                   -----------  -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $  152,652   $  165,232
                                                   ===========  ===========

     See accompanying condensed notes to interim financial statements.

                                   F-1b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------



Statements of Operations


                                                                From May 11,
                                        Three Months Ended          2004
                                    -------------------------- (Inception) to
                                      March 31,     March 31,    March 31,
                                        2006          2005         2006
                                     (unaudited)   (unaudited)   (unaudited)
                                    ------------  ------------  -------------
REVENUES                            $         -   $         -   $          -
                                    ------------  ------------  -------------

OPERATING EXPENSES
  Depreciation                            4,233         4,023         31,300
  Consulting expense                     11,601        25,708        159,653
  Salary & wages                         21,519        17,920        128,563
  General and administrative expenses     8,924         8,276        113,812
  Research and development               18,820             -        149,329
                                    ------------  ------------  -------------
     Total Operating Expenses            65,097        55,927        582,657
                                    ------------  ------------  -------------

LOSS FROM OPERATIONS                    (65,097)      (55,927)      (582,657)
                                    ------------  ------------  -------------

OTHER INCOME (EXPENSE)
  Interest income                             -             -            880
  Interest expense                         (639)         (568)        (4,275)
                                    ------------  ------------  -------------
     Total Other Income (Expense)          (639)         (568)        (3,395)


LOSS BEFORE TAXES                       (65,736)      (56,495)      (586,052)
                                    ------------  ------------  -------------

INCOME TAX EXPENSE                            -             -              -
                                    ------------  ------------  -------------

NET LOSS                            $   (65,736)  $   (56,495)  $   (586,052)
                                    ============  ============  =============

NET LOSS PER COMMON SHARE,
  BASIC AND DILUTED                 $     (0.01)  $     (0.01)
                                    ============  ============

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING,
  BASIC AND DILUTED                  10,840,000     9,850,000
                                    ============  ============


     See accompanying condensed notes to interim financial statements.

                                    F-2b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENTS OF CASH FLOWS
-----------------------------------------------------------------------------



Statements of Cash Flows


                                                                From May 11,
                                        Three Months Ended          2004
                                    -------------------------- (Inception) to
                                      March 31,     March 31,    March 31,
                                        2006          2005         2006
                                     (unaudited)   (unaudited)   (unaudited)
                                    ------------  ------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                          $   (65,736)  $   (56,495)  $   (586,052)
  Adjustments to reconcile net loss
   to net cash provided (used) by
   operating activities:
     Depreciation                         4,233         4,023         31,300
     Options granted for services             -             -         89,250
     Amortization of beneficial
       conversion                           640           568          4,276
     Receivable from officer                                -         (7,000)
     Accounts payable                    (5,218)            -          4,126
     Accrued liabilities                  1,234         1,626          2,052
                                    ------------  ------------  -------------
     Net cash (used) by operating
      activities                        (64,847)      (50,278)      (462,048)
                                    ------------  ------------  -------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
     Cash paid for fixed assets               -             -        (39,356)
                                    ------------  ------------  -------------
                                              -             -        (39,356)
                                    ------------  ------------  -------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
     Common stock issued for cash        71,500        15,000        501,500
     Deposit on stock purchase                -             -         10,000
     Refund of deposit on stock
       purchase                         (10,000)            -        (10,000)
     Proceeds from loan payable,
       related party                          -             -          5,000
     Payment of loan payable,
       related party                     (5,000)            -         (5,000)
                                    ------------  ------------  -------------
     Net cash provided by
       financing activities              56,500        15,000        501,500
                                    ------------  ------------  -------------

  Net increase (decrease) in cash
    and cash equivalents                 (8,347)      (35,278)            96

Cash at beginning of period               8,443        55,132              -
                                    ------------  ------------  -------------

Cash at end of period               $        96   $    19,854   $         96
                                    ============  ============  =============

SUPPLEMENTAL CASH FLOW DISCLOSURES:
  Income taxes paid                 $         -   $         -   $          -
                                    ============  ============  =============
  Interest paid                     $         -   $         -   $          -
                                    ============  ============  =============

NON-CASH INVESTING AND FINANCING ACTIVITIES:
  License acquired by issuance
    of stock options                $         -   $         -   $    112,500
  License acquired by debt          $         -   $         -   $     25,000
  Beneficial conversion feature
    of note payable                 $         -   $         -   $      7,527


     See accompanying condensed notes to interim financial statements.

                                   F-3b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC
(A DEVELOPMENT STAGE ENTERPRISE)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
-----------------------------------------------------------------------------

NOTE 1 - BASIS OF PRESENTATION

The foregoing unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Regulation S-B as promulgated by the Securities and Exchange Commission ("SEC"). Accordingly, these financial statements do not include all of the disclosures required by generally accepted accounting principles in the United States of America for complete financial statements. These unaudited interim financial statements should be read in conjunction with the Company's audited financial statements for the year ended December 31, 2005. In the opinion of management, the unaudited interim financial statements furnished herein include all adjustments, all of which are of a normal recurring nature, necessary for a fair statement of the results for the interim period presented. Operating results for the three month period ended March 31, 2006 are not necessarily indicative of the results that may be expected for the year ending December 31, 2006.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amounts of revenues and expenses during the reporting period. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of the Company's financial statements; accordingly, it is possible that the actual results could differ from these estimates and assumptions and could have a material effect on the reported amounts of the Company's financial position and results of operations.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of Integrated Micrometallurgical Systems, Inc. (hereinafter "the Company" or "IMS") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Pronouncements
-------------------------
In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, "Accounting for Servicing of Financial Assets-an Amendment of FASB Statement No. 140." This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer's financial assets that meets the requirements for sale accounting; a transfer of the servicer's financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities in accordance with FASB Statement No. 115; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of



                                     F-4b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC
(A DEVELOPMENT STAGE ENTERPRISE)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
-----------------------------------------------------------------------------


the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity's fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company's financial condition or results of operations.

In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, "Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Standards No. 133 and 140" (hereinafter "SFAS No. 155"). This statement established the accounting for certain derivatives embedded in other instruments. It simplifies accounting for certain hybrid financial instruments by permitting fair value remeasurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133 as well as eliminating a restriction on the passive derivative instruments that a qualifying special-purpose entity ("SPE") may hold under SFAS No. 140. This statement allows a public entity to irrevocably elect to initially and subsequently measure a hybrid instrument that would be required to be separated into a host contract and derivative in its entirety at fair value (with changes in fair value recognized in earnings) so long as that instrument is not designated as a hedging instrument pursuant to the statement. SFAS No. 140 previously prohibited a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity's fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company's financial condition or results of operations.

Provision for Taxes
-------------------
Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the "more likely than not" standard imposed by SFAS No. 109 to allow recognition of such an asset.

At March 31, 2006, the Company had deferred tax assets calculated at an expected rate of 34% of approximately $169,000, principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the net deferred tax asset has been established at March 31, 2006. The significant components of the deferred tax asset at March 31, 2006 and December 31, 2005 were as follows:



                                     F-5b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC
CONDENSED NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
-----------------------------------------------------------------------------



                                             March 31,     December 31,
                                               2006            2005
                                           -------------   ------------
Net operating loss carryforward            $    497,000    $   431,000
                                           =============   ============

Deferred tax asset                         $    169,000    $   146,000
Deferred tax asset valuation allowance         (169,000)      (146,000)
                                           -------------   ------------
Net deferred tax asset                     $          -    $         -
                                           =============   ============


At March 31, 2006, the Company has net operating loss carryforwards of approximately $497,000, which expire in the years 2024 and 2025. Not included in the above calculations is $89,250 for stock options granted that are not deductible for tax purposes. The change in the allowance account from December 31, 2005 to March 31, 2006 was $23,000.


Going Concern
-------------
As shown in the accompanying financial statements, the Company had an accumulated deficit of $586,052 incurred through March 31, 2006 and has no revenues. The Company is currently putting technology in place which will, if successful, mitigate these factors which raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management has established plans designed to begin sales of the Company's systems, license the NeoMetx(TM) technology, raise additional equity capital and decrease debt. The Company plans on continuing to reduce expenses. With small gains from any combination of sales of systems, licensing of technology, custom processing international sales and providing research and development services for third parties, management believes that it will eventually be able to reverse the present deficit. Management intends to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan.

An estimated $1 million is believed necessary to continue operations and increase development through the next fiscal year. The timing and amount of capital requirements will depend on a number of factors, including demand for products and services and the availability of opportunities for international expansion through strategic alliances with larger corporations, licensing of the NeoMetx(TM) technology and the sale of systems.

Research and Development
------------------------
Research and development expenses are charged to operations as incurred. The cost of intellectual property purchased from others that is immediately marketable or that has an alternative future use is capitalized and amortized as intangible assets. Capitalized costs are amortized using the straight-line method over the estimated economic life, typically 10 years, of



                                     F-6b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC
(A DEVELOPMENT STAGE ENTERPRISE)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
-----------------------------------------------------------------------------


the related asset. The Company periodically reviews its capitalized patent costs to assess recoverability based on the projected undiscounted cash flows from operations. Impairments are recognized in operating results when a permanent diminution in value occurs. At March 31, 2006 and 2005, the Company had no capitalized research and development costs.

Use of Estimates
----------------
The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The useful lives of property, plant and equipment for purposes of computing depreciation are three to seven years. The following is a summary of property, equipment, and accumulated depreciation:


                                               December 31,
                                       -----------------------------
                                           2005             2004
                                       ------------     ------------
Plant assets                           $    23,820      $    23,820
Office equipment                            15,535           15,535
                                       ------------     ------------

Subtotal                                    39,355           39,355
Less accumulated depreciation              (12,552)          (3,838)
                                       ------------     ------------
                                       $    26,803      $    35,517
                                       ============     ============


Depreciation expense on tangible assets for the years ended December 31, 2005 and 2004 was $8,714 and $3,838, respectively. The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts. Maintenance and repairs are expensed as incurred. Replacements and betterments are capitalized. The cost and related reserves of assets sold or retired are removed from the accounts, and any resulting gain or loss is reflected in results of operations.



                                      F-7b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC
(A DEVELOPMENT STAGE ENTERPRISE)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
-----------------------------------------------------------------------------


NOTE 4 - TECHNOLOGY LICENSE AGREEMENT AND TRANSACTION

On May 25, 2004, the Company signed an agreement with Dr. Paul Vose, a consultant, who granted exclusive rights to patents and applications relating to the patents for use by the Company. These patents are related to the NeoMetx(TM) technology that is the foundation of the Company's business plan. Under the agreement, the Company will pay to Dr. Vose $25,000 cash and 1,250,000 options valued at $112,500 in a one-time payment, due May 25, 2007. (See Note 6.) The Company also agrees to pay to Dr. Vose a 3% royalty on the net selling price of any products, equipment, consumables or services sold by the Company that uses the technologies under the patents.

The Company has recorded a license cost of $137,500, a payable of $25,000 for the amount of cash to be paid on May 25, 2007, and issued the options valued at $112,500 on the financial statements. The Company has determined that the estimated useful life of the license is 15 years, and is amortizing the license over that period of time. The useful life is based upon the expected underlying patents and provisional patent filings. Amortization expense for the three months ended March 31, 2006 and 2005 was $2,292.

The $25,000 note relating to the license was discounted for the difference in the effective interest of 12% and the lack of a stated interest rate. The discount, $7,527, is being amortized as interest expense over the life of the loan, or three years. Interest expense for the three months ended March 31, 2006 and 2005 was $640 and $568, respectively.

The debt is convertible into shares of common stock at a rate of $0.20 per share, or 125,000 shares at the discretion of Dr. Vose.

Following EITF 00-27, "Application of Issue No. 98-5 to Certain Convertible Instruments," the Company calculated the value of the beneficial conversion feature of the note and recorded the value as a discount on debt on its balance sheets. The beneficial conversion, valued and recorded at $7,527, is being amortized (effectively, a decreasing discount to debt) over the life of the debt, which has a term of three years. Interest expense for the period ended December 31, 2004 was $1,260. Interest expense for the year ended December 31, 2005 was $2,376.


NOTE 5 - CAPITAL STOCK

Common Stock
------------
The Company is authorized to issue 200,000,000 shares of $0.001 par common stock. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

During the year ended December 31, 2004, the Company issued 8,500,000 shares of common stock at par value to founders for cash of $8,500.


                                    F-8b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC
(A DEVELOPMENT STAGE ENTERPRISE)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
-----------------------------------------------------------------------------


During the year ended December 31, 2004, the Company issued 1,325,000 shares of common stock valued at $0.20 per share for cash of $265,000.

During the year ended December 31, 2005, the Company issued 782,500 shares of common stock valued at $0.20 per share for cash of $156,500.

During the period ended March 31, 2006, the Company issued 357,500 shares of common stock valued at $0.20 per share for cash of $71,500.


NOTE 6 - STOCK OPTIONS

During the year ended December 31, 2004, the Company granted to its founding officers 1,275,000 options to purchase shares of common stock. This amount was 15% of the shares these same officers purchased for par. See Note 5. The Company also granted 1,250,000 options to Dr. Paul Vose as part of a licensing agreement. See Note 4.

The fair value of each option granted is estimated on the grant date using the Black-Scholes Option Price Calculation. The following assumptions were made in estimating fair value: risk-free interest rate of 5%; volatility of 50%; expected life of 3 to 5 years; no dividends to be paid. The value of the founders' options was $0.07 per share, or $89,250, which has been expensed as a consulting fee, while the options granted for the license were valued at $0.09 per share, or $112,500.

The following is a summary of the Company's non-qualified and non-stockholder approved options granted:


                                             Shares             Weighted
                                             Under              Average
                                             Options         Exercise Price
                                           -----------       --------------
Options at January 1, 2005                   2,525,000                $0.20
Options issued                                       -                    -
                                           -----------       --------------
Options at December 31, 2005                 2,525,000                $0.20
                                           ===========       ==============
Options exercisable at December 31, 2005     2,525,000                $0.20
                                           ===========       ==============

Weighted average fair value of options
  granted at December 31, 2005                                        $0.08
                                                             ==============


                                    F-9b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC
(A DEVELOPMENT STAGE ENTERPRISE)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
-----------------------------------------------------------------------------


Options at January 1, 2006                   2,525,000                $0.20
Options issued                                       -                    -
                                           -----------       --------------
Options at March 31, 2006                    2,525,000                $0.20
                                           ===========       ==============
Options exercisable at March 31, 2006        2,525,000                $0.20
                                           ===========       ==============

Weighted average fair value of options
  granted at March 31, 2006                                           $0.08
                                                             ==============


NOTE 7 - LOAN PAYABLE

The Company issued a promissory note, for a total of $5,000 on October 17, 2005 to a shareholder of the Company. The underlying loan is unsecured and due on demand and does not bear interest.

During the period ended March 31, 2006, the Company repaid the loan.


NOTE 8 - RELATED PARTY TRANSACTIONS

The Company pays consulting fees of $2,500 to an officer of the Company on a monthly basis for work done on behalf of the Company. Also, see Note 7.


NOTE 9 - SUBSEQUENT EVENTS

On June 29, 2006, the Company acquired all of the outstanding common stock of ECZ, Inc. from its sole shareholder by paying $4,000 in cash. In the acquisition, the Company acquired 200,000 shares of common stock, which were subsequently retired. The Company re-issued its outstanding common shares to its shareholders of record in compliance with a transaction pursuant to Rule 12g-3 of the Securities and Exchange Commission. For accounting purposes, the acquisition has been treated as a recapitalization of IMS, with IMS as the acquirer (reverse acquisition). The historical financial statements prior to June 29, 2006 are those of IMS while the legal structure of ECZ, Inc. remains in place. ECZ, Inc. had no assets or liabilities at the time of the acquisition.


NOTE 10 - CORRECTION OF AN ERROR

The accompanying financial statements for December 31, 2005 have been restated to correct an error in the balance of the license and note payable. The Company discovered that there was an error in the accounting for the license signed with Dr. Vose. See Note 4. The Company is also restating for the beneficial conversion feature of the note.



                                     F-10b

INTEGRATED MICROMETALLURGICAL SYSTEMS, INC
(A DEVELOPMENT STAGE ENTERPRISE)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
-----------------------------------------------------------------------------


The effect of the restatement for 2005 was to decrease discount on note payable by $3,891, increase amortization by $9,168, increase interest expense by $2,376 and increase net loss by $11,544 ($ nil per share). See Notes 4 and 6.

The following is the summary of the effects of the above corrections:


                                      As
                                  Originally
                                     Filed     As Corrected     Change
                                 ------------  ------------  ------------
Financial Position
   Other assets                  $          -  $    122,986  $    122,986
   Note payable                  $          -  $     25,000  $     25,000
   Discount on note payable      $          -  $      3,891  $      3,891
   Beneficial conversion rights  $          -  $      7,527  $      7,527
   Additional paid-in capital    $    508,642  $    628,669  $    120,027
   Net loss                      $    239,268  $    250,812  $     11,544
   Accumulated deficit*          $    502,164  $    520,316  $     18,152


Results of Operations
   Depreciation and amortization $      8,714  $     17,882  $      9,168
   Interest expense              $          -  $      2,376  $      2,376

* Change includes an adjustment for a similar correction at December 31, 2004.

                                    F-11b